Exhibit 99.906CERT

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the “Trust”) that:

(a)                      the Annual Report of the Trust on Form N-CSR/A for the period ended August 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust  for such period.

A signed original of this written statement required by section 906 has been provided to the Trustand will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Municipals Trust

Date: February 6, 2007

/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: February 6, 2007

/s/Robert B. MacIntosh
Robert B. MacIntosh
President